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                                                                    EXHIBIT 10.6

                               SECOND AMENDMENT TO
                     BUSINESS LOAN AGREEMENT WITH COVENANTS

                  Amendment, dated November 1, 1998, to the Business Loan Agreement with Covenants, dated August 12, 1998, by and among Home Retail Holdings, Inc. (which was renamed Rolling Pin Kitchen Emporium, Inc., and is referred to herein as the "Company"), The Cookstore, Inc., The Cookstore Worthington, Inc. (collectively, the "Borrowers") and Liberty BIDCO Investment Corporation ("BIDCO"), which was amended pursuant to the First Amendment to Loan Agreement, dated August 20, 1998, by and among Aropi, Incorporated ("Aropi"), the Borrowers and BIDCO (collectively, the "Agreement").

         Whereas, the parties to the Agreement desire to amend the Agreement as herein provided;

         Now Therefore, the parties agree as follows:

1. Definitions. Each capitalized term defined in the Agreement when used herein shall be the meaning given thereto in the Agreement unless the definition thereof is changed hereby.

2. Amendment. The Agreement is hereby amended effective as of September 1, 1998 as follows:

     (i) Section 8.1 is hereby amended to add to the first sentence of such section the following sentence:

          "Notwithstanding the foregoing, for purposes of the foregoing ratio,
          (A) current liabilities shall be defined solely as (x) accounts payable, and (y) accrued expenses, and (B) long-term debt shall be defined to include the following items: (a) amounts extended hereunder, (b) amounts financed by Greenfield Commercial Credit, L.L.C. ("Greenfield"), (c) the $150,000 contingent liability due Gaylord Companies, Inc. and (d) amounts owed Glenn D. Kaas ("Kaas") pursuant to the terms of the Stock Purchase Agreement, dated August 20, 1998, by and among the Company, Kaas and Aropi."

     (ii) The following language is inserted at the end of the last sentence of the second paragraph of Section 8.2, as amended:

          "and increased by the lesser of (A) $898,177 or (B) all fees and expenses incurred in connection with (i) the acquisition of Aropi,
          (ii) the emergence of the Company from bankruptcy and the (iii) financings provided hereunder and under the agreement with Greenfield."

3. Agreement. Except as amended hereby, the Agreement shall remain in full force and effect.

4. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original but each of which together shall constitute one and the same document.

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         IN WITNESS THEREOF, the parties have caused this Amendment to be approved in accordance with the Agreement and executed on the date first written above by their respective officers thereunto duly authorized.

                                     BORROWER

                                     ROLLING PIN KITCHEN EMPORIUM, INC.
                                     a Delaware Corporation

                                     By: /s/ GREG E. DUKOFF
                                         --------------------------------
                                         Name:  Greg E. Dukoff
                                         Title:  Secretary

                                     THE COOKSTORE, INC.
                                     an Ohio Corporation

                                     By: /s/ GREG E. DUKOFF
                                         --------------------------------
                                         Name:  Greg E. Dukoff
                                         Title:  Secretary

                                     THE COOKSTORE WORTHINGTON, INC.
                                     an Ohio Corporation

                                     By: /s/ GREG E. DUKOFF
                                         --------------------------------
                                         Name:  Greg E. Dukoff
                                         Title:  Secretary


                                    AROPI, INCORPORATED,
                                    an Iowa Corporation



                                    By: /s/ GREG E. DUKOFF
                                        ----------------------------------
                                    Name:  Greg E. Dukoff
                                    Title:  Secretary



                                    BIDCO

                                    LIBERTY BIDCO INVESTMENT CORPORATION



                                    By: /s/ JAMES C. ZABRISKIE
                                        ----------------------------------
                                    Name: James C. Zabriskie
                                    Title: Vice President





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